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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): February 28, 2017

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ENDO INTERNATIONAL PLC
(Exact Name of Registrant as Specified in Its Charter)

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Ireland	001-36326	68-0683755
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

First Floor, Minerva House, Simmonscourt Road, Ballsbridge, Dublin 4, Ireland	Not Applicable
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code 011-353-1-268-2000
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.
On February 28, 2017, Endo International plc (the “Company,” “Endo,” or “we”) issued an earnings release announcing its financial results for the three and twelve months ended December 31, 2016 (the “Earnings Release”). A copy of the Earnings Release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.
The Company utilizes certain financial measures that are not prescribed by or prepared in accordance with accounting principles generally accepted in the U.S. ("GAAP"). The Company utilizes these financial measures, commonly referred to as “non-GAAP,” because (i) they are used by the Company, along with financial measures in accordance with GAAP, to evaluate the Company's operating performance; (ii) the Company believes that they will be used by certain investors to measure the Company’s operating results; (iii) adjusted diluted EPS is used by the Compensation Committee of its Board of Directors in assessing the performance and compensation of substantially all of its employees, including its executive officers and (iv) the Company’s leverage and interest coverage ratios as defined by the Company’s credit facility are calculated based on non-GAAP financial measures. The Company believes that presenting these non-GAAP measures provide useful information about the Company's performance across reporting periods on a consistent basis by excluding items, which may be favorable or unfavorable.
The initial identification and review of the non-GAAP adjustments to continuing operations is performed by a team of finance professionals that include the Chief Accounting Officer and segment finance leaders, and are identified in accordance with the Company’s Adjusted Income Statement Policy, which is reviewed and approved by the Company’s Audit Committee. Company tax professionals, including the Senior Vice President of Tax, review and determine the tax effect of adjusted pre-tax income at applicable tax rates and other tax adjustments as described below. Proposed adjustments, along with any items considered but excluded, are presented to the Chief Executive Officer and the Chief Financial Officer for their consideration. In turn, the non-GAAP adjustments are presented to the Audit Committee on a quarterly basis as part of the Company’s standard procedures for preparation and reviewing the earnings release and other quarterly materials.
These non-GAAP measures should be considered supplemental to and not a substitute for financial information prepared in accordance with GAAP. The Company's definition of these non-GAAP measures may differ from similarly titled measures used by others. The definitions of the most commonly used non-GAAP financial measures are presented below:
Adjusted income from continuing operations
Adjusted income from continuing operations represents income (loss) from continuing operations, prepared in accordance with GAAP, adjusted for certain items. Adjustments to GAAP amounts may include, but are not limited to, certain upfront and milestone payments to partners; acquisition-related and integration items, including transaction costs, earn-out payments or adjustments, changes in the fair value of contingent consideration and bridge financing costs; cost reduction and integration-related initiatives such as separation benefits, retention payments, other exit costs and certain costs associated with integrating an acquired company’s operations; excess costs that will be eliminated pursuant to integration plans; asset impairment charges; amortization of intangible assets; inventory step-up recorded as part of our acquisitions; certain non-cash interest expense; litigation-related and other contingent matters; gains or losses from early termination of debt; foreign currency gains or losses on intercompany financing arrangements; certain other items; and the tax effect of adjusted pre-tax income at applicable tax rates and other tax adjustments as described below.
Adjusted diluted earnings per share from continuing operations
Adjusted diluted earnings per share from continuing operations represent adjusted income from continuing operations divided by the number of diluted shares.
Adjusted gross margin
Adjusted gross margin represents total revenues less cost of revenues, prepared in accordance with GAAP, adjusted for certain items that may include, but are not limited to, amortization of intangible assets and inventory step-up recorded as part of our acquisitions, excess inventory reserves resulting from restructuring initiatives, separation benefits and certain excess costs that will be eliminated pursuant to integration plans.
Adjusted operating expenses
Adjusted operating expenses represent operating expenses, prepared in accordance with GAAP, adjusted for certain items that may include, but are not limited to, acquisition and integration items, including transaction costs, earn out payments or adjustments, changes in the fair value of contingent consideration and bridge financing costs; cost reduction and integration related initiatives such as separation benefits, retention payments, other exit costs and certain costs associated with integrating an acquired company’s operations; excess costs that will be eliminated pursuant to integration plans; asset impairment charges; and litigation-related and other contingent matters.

Adjusted interest expense
Adjusted interest expense represents interest expense, net, prepared in accordance with GAAP, adjusted for non-cash interest expense and penalty interest.
Adjusted income taxes
Adjusted income taxes are calculated by tax effecting adjusted pre-tax income from continuing operations at the applicable effective tax rate that will be determined by reference to statutory tax rates in the relevant jurisdictions in which the Company operates and includes current and deferred income tax expense. Adjustments are then made for certain items relating to prior years and for tax planning actions that are expected to be distortive to the underlying effective tax rate and trend in the effective tax rate. The adjusted effective tax rate represents the rate generated when dividing adjusted income tax expense or benefit as described above by the amount of adjusted pre-tax income from continuing operations as described above.
EBITDA
EBITDA represents net (loss) income, prepared in accordance with GAAP, before interest expense, net; income tax; depreciation and amortization. Adjusted EBITDA further adjusts EBITDA by excluding inventory step-up amortization recorded as part of our acquisitions, other (income) expense, net; stock-based compensation; certain upfront and milestone payments to partners; acquisition-related and integration items, including transaction costs, earn-out payments or adjustments, changes in the fair value of contingent consideration and bridge financing costs; cost reduction and integration-related initiatives such as separation benefits, retention payments, excess inventory reserves, other exit costs and certain costs associated with integrating an acquired company’s operations; excess costs that will be eliminated pursuant to integration plans; asset impairment charges; litigation-related and other contingent matters; gains or losses from early termination of debt; discontinued operations, net of tax and certain other items. Implied Adjusted EBITDA is calculated as Adjusted income from continuing operations (as defined above), adjusted to exclude the impact of Adjusted interest expense, Adjusted income taxes, depreciation and stock-based compensation.
Net Debt Leverage Ratio
The net debt leverage ratio is calculated as net debt (total principal debt outstanding less unrestricted cash) divided by adjusted EBITDA for the trailing twelve-month period.
Because adjusted financial measures exclude the effect of items that will increase or decrease the Company's reported results of operations, the Company strongly encourages investors to review the Company's consolidated financial statements and publicly filed reports in their entirety. Investors are also encouraged to review the reconciliation of the non-GAAP financial measures used in the Earnings Release to their most directly comparable GAAP financial measures as included in the Earnings Release and within the quarterly Earnings Presentation available in the Investor Relations section of the Registrant’s website at http://www.endo.com. However, other than with respect to projected adjusted diluted EPS, the Company only provides guidance on a non-GAAP basis and does not provide reconciliations of such forward-looking non-GAAP measures to GAAP due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliation, including adjustments that could be made for asset impairments, contingent consideration adjustments, legal settlements, loss on extinguishment of debt, adjustments to inventory and other charges reflected in the reconciliation of historic numbers, the amount of which could be significant.
The information in this Item 2.02 and in Exhibit 99.1 attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information contained in this Item 2.02 and in Exhibit 99.1 attached hereto shall not be incorporated into any registration statement or other document filed by the Registrant with the U.S. Securities and Exchange Commission under the Securities Act of 1933, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.    Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.
Not applicable.

(b)	Pro Forma Financial Information.
Not applicable.

(c)	Shell Company Transactions.
Not applicable.

(d)	Exhibits.

Exhibit Number	Description
99.1	Press Release of Endo International plc dated as of February 28, 2017, reporting the Registrant's financial results for the three and twelve months ended December 31, 2016

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ENDO INTERNATIONAL PLC

By:	/s/ Matthew J. Maletta
Name:	Matthew J. Maletta
Title:	Executive Vice President,
Chief Legal Officer
Dated: February 28, 2017

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release of Endo International plc dated as of February 28, 2017, reporting the Registrant's financial results for the three and twelve months ended December 31, 2016